RELINQUISHMENT and SURRENDER of LEASE and OPTION

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which being hereby acknowledged, Yellowcake Mining, Inc. (the “Lessee”), and Eagle Venture Group LLC (the “Lessor”), under a certain lease and option agreement made between the parties dated December 28, 2007 (the “Lease and Option”), do hereby mutually agree to terminate and cancel said Lease and Option effective immediately and all rights and obligations under said Lease and Option are hereby cancelled.

All the interests of Lessee in the property under or by virtue of the Lease and Option are hereby absolutely extinguished effective immediately. The Lessee hereby releases the Lessor from all obligations arising under the Lease and Option. The Lessor hereby releases the Lessee from all obligations arising under the Lease and Option.

The Lessee hereby quits claims to the real property more particularly described in Schedule “A” attached hereto, together with all appurtenances and water rights incident thereto.

This agreement shall be binding upon the parties, their successors, assigns and personal representatives.

In witness whereof, the Lessee has signed this 15th day of May, 2009.

YELLOWCAKE MINING INC.

By:	/s/ William Tafuri
Name:	William Tafuri
Title:	President, CFO, Secretary and Treasurer

PROVINCE OF BRITISH COLUMBIA	)
)SS
COUNTY OF ____________________	)

On this 15th day of May, 2009, there personally came before me William Tafuri, as President and CEO of Yellowcake Mining, Inc., a Nevada corporation and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said a Nevada corporation.

/s/ Karen Richardson

NOTARY PUBLIC

Residing at:	KAREN F. RICHARDSON
Barrister & Solicitor
800-885 West Georgia Street
Vancouver, BC V6C 3H1
Telephone: (604) 687-5700

My Commission Expires:

My commission never expires

Schedule “A”

Mining Properties and Disclosure of Matters Relating to Mining Properties

The Switchback Claims

Legal Description:

CLAIM GROUPS AND CLAIM NAMES	LOCATION DATE	CMC NO.	DATE FILED WITH BLM	CO. DOC. NO.	DATE REC.	LOCATOR	COMMENTS

Switchback #1A Group

Swithback #1A	12-10-2005*	256652	1-13-2006	748478	12-21-2005	Eagle Venture Group LLC	*Amendment Date
Swithback #2A	"	256653	"	748479	"	"	"
Swithback #3A	"	256654	"	748480	"	"	"
Swithback #4A	"	256655	"	748481	"	"	"
Swithback #5A	"	256656	"	748482	"	"	"
Swithback #6A	"	256657	"	748483	"	"	"
Swithback #7A	"	256658	"	748484	"	"	"
Switchback #10A	"	256659	"	748485	"	"	"
Switchback #11A	"	256660	"	748486	"	"	"
Switchback #12A	"	256661	"	748487	"	"	"
Switchback #13A	"	256662	"	748488	"	"	"
Switchback #14A	"	256663	"	748489	"	"	"
Switchback #15A	"	256664	"	748490	"	"	"
Switchback #16A	"	256665	"	748491	"	"	"
Switchback #17A	"	256666	"	748492	"	"	"
Switchback #18A	"	256667	"	748493	"	"	"
Switchback #19	11-23-2005	256668	"	748466	"	"
Switchback #20	"	256669	"	748467	"	"
Switchback #21	"	256670	"	748468	"	"
Switchback #22	"	256671	"	748469	"	"
Switchback #23	"	256672	"	748470	"	"
Switchback #24	"	256673	"	748471	"	"
Switchback #25	"	256674	"	748472	"	"
Switchback #26	11-23-2005	256675	"	748473	"	"
Switchback #27	"	256676	"	748474	"	"
Switchback #28	"	256677	"	748475	"	"
Switchback #29	"	256678	"	748476	"	"
Switchback #30	"	256679	"	748477	"	"

The Last Dollar Group

The Last Dollar #1	11-25-2005	257734	2-23-2006	748620	12-23-2005	Eagle Venture Group LLC
The Last Dollar #2	"	257735	"	748621	"	"
The Last Dollar #3	"	257736	"	748622	"	"
The Last Dollar #4	"	257737	"	748623	"	"
The Last Dollar #5	"	257738	"	748624	"	"
The Last Dollar #6	"	257739	"	748625	"	"
The Last Dollar #7	"	257740	"	748626	"	"
The Last Dollar #8	11-26-2005	257741	"	748627	"	"
The Last Dollar #9	"	257742		748628	"	"
The Last Dollar #10	"	257743	"	748629	"	"
The Last Dollar #11	"	257744	"	748630	"	"

Switchback #8 Group

Switchback #8	1-1-2006	257923	3-30-2006	749899	1-24-2006	Eagle Venture Group LLC
Switchback #9	"	257924	"	749900	"	"
Switchback #31	1-3-2006	257925	"	750104	1-30-2006	"
Switchback #32	"	257926	"	750105	"	"
Switchback #33	"	257927	"	750106	"	"

Switchback #2AB Group

Switchback #2AB	3-30-2007	268804	6-22-2007	771941	4-25-2007	Eagle Venture Group LLC
Switchback #3AB	"	268805	"	771942	"	"
Switchback #4AB	"	268806	"	771943	"	"
Switchback #5AB	"	268807	"	771944	"	"
Switchback #15AB	"	268808	"	771945	"	"
Switchback #16AB	"	268809	"	771946	"	"
Switchback #17AB	"	268810	"	771947	"	"
Switchback #20AB	"	268811	"	771948	"	"
Switchback #28AB	"	268812	"	771949	"	"
Switchback #31AB	"	268813	"	771950	"	Eagle Venture Group LLC
Switchback #32AB	"	268814	"	771951	"	"

Disclosure of Matters Relating to Mining Properties

Lessor’s title to the Mining Properties is expressly subject to the following defects, encroachments, impairments or overlaps of the Mining Properties, upon rights of others.

1.	Overlaps of any portion of any Mining Properties upon State Lands where the State of Colorado has the mineral interest, or upon federal lands withdrawn from mineral entry.
2.

Surface rights grantees, licensees and permittees of the United States and State of Colorado, including, but not limited to grazing rights (permits or leases), rights of ways, roads, utility corridors, and water rights recognized by the Colorado State Engineer or reserved to the Federal Government

3.	Rights of parties to non-locatable minerals, including but not limited to oil, gas, coal, hydrocarbons, leaseable minerals, leaseable resources, and common minerals
4.

Overlaps of any claims constituting the Mining Properties, where the claim is in itself otherwise valid except to the extent of its overlaps upon (1) other mining claims having a valid priority of the area of the overlap, (2) patented mineral estates, (3) State Lands or (4) federal lands not open to mineral entry such as the lands in Atomic Energy Withdrawal areas.

5.	Defects resulting from the location of claims within Power Site Classifications where such claims have been relocated and have been or will be timely filed with the Bureau of Land Management.
6.

Any defect in title resulting from the late payment or non-payment of initial or annual filing and maintenance fees, where the claims affected have relocated and have been or will be timely filed with the Bureau of Land Management.